Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
September 30, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.60%
      September, 1997  5.61%
      August, 1997  5.79%
      July, 1997  5.42%



Cash Yield                                              18.24%


Investor Charge Offs                                    4.80%


Base Rate                                               7.84%


Over 35 Day Delinquency                                 5.20%


Seller's Interest                                       19.41%


Total Payment Rate                                      10.47%


Total Principal Balance                                $6,028,225,548.46


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,169,892,215.19